SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant /X/

Filed by a party other than the registrant

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                             CEEE Group Corporation
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         / /      $125 per Exchange  Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
         (3)      Filing Party:


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         (4)      Date Filed:

                             CEEE GROUP CORPORATION


                                                                October 18, 1996


Dear Shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders of CEEE Group Corporation, which will be held at 2200 Corporate Blvd., Suite 317, Boca Raton, Florida 33431 on Monday, November 18, 1996, at 10:00 A.M., local time.

         Information  about  the  Special  Meeting,   including  a  listing  and
discussion of the matters on which the Shareholders will act, may be found in the enclosed Notice of Special Meeting and Proxy Statement.

         Important proposals, including a proposal regarding the reincorporation of the Company in the State of Delaware, will be considered at the Special Meeting, so we hope that you will be able to attend. However, whether or not you anticipate attending in person, I urge you to complete, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the Special Meeting. If you do attend, you will, of course, be entitled to vote in person, and if you vote in person such vote will nullify your proxy.

                                                     Sincerely,



                                                     NORMAN J. HOSKIN
                                                     Chairman of the Board




YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             CEEE GROUP CORPORATION
                              2200 CORPORATE BLVD.
                                    SUITE 317
                            BOCA RATON, FLORIDA 33431
                                  -------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  -------------

To our Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CEEE Group Corporation, a Colorado corporation (the "Company"), will be held at 2200 Corporate Blvd., Suite 317, Boca Raton, Florida 33431 on Monday, November 18, 1996 at 10:00 A.M., local time, for the following purposes:

                  1. To change the state of incorporation of the Company from Colorado to Delaware by adoption of an Agreement and Plan of Merger (a copy of which is set forth in the Proxy Statement) pursuant to which the Company will be merged with and into a Delaware subsidiary wholly-owned by the Company, thereby, among other things, (a) changing the name of the Company to Atlantic International Entertainment, Ltd., (b) increasing the number of shares of authorized capital stock to 110,000,000 shares, of which 100,000,000 shares will be designated as Common Stock, par value $.001 per share ("Common Stock") and 10,000,000 shares will be designated as Preferred Stock, par value $.001 per share ("Preferred Stock") and (c) authorizing the receipt by the holders of the Company's Common Stock of one share of Common Stock for each three shares held by them as of the effective date of the merger. The merger will result in certain important changes in the Certificate of Incorporation and By-Laws of the Company and in the rights of shareholders, as more fully set forth in the Proxy Statement; and

                  2. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments thereof.

         Shareholders of the Company who object to the merger and fulfill the applicable requirements of the Colorado Business Corporation Act have the right, as described in the Proxy Statement, to receive payment for the fair value of their shares.

         Only shareholders of record at the close of business on Wednesday, September 18, 1996 will be entitled to notice of, and to vote at, the Special Meeting.

         PLEASE SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IN ORDER THAT YOUR SHARES MAY BE VOTED FOR YOU. A RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

                                 By Order of the Board of Directors


                                        NORMAN J. HOSKIN
                                        Chairman of the Board, Secretary and
                                        Treasurer

Dated:  Boca Raton, Florida
        October 18, 1996

                             CEEE GROUP CORPORATION
                              2200 CORPORATE BLVD.
                                    SUITE 317
                            BOCA RATON, FLORIDA 33431
                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 18, 1996
                           --------------------------


         This Proxy Statement is being furnished to the shareholders of CEEE Group Corporation, a Colorado corporation (the "Company" or "CEEE"), in connection with the solicitation by the Board of Directors of the Company of proxies ("Proxies") for the Special Meeting of Shareholders (the "Special Meeting") to be held at 2200 Corporate Blvd., Suite 317, Boca Raton, Florida 33431 on Monday, November 18, 1996 at 10:00 A.M. At the Special Meeting, the shareholders will be asked (1) to change the state of incorporation of the Company from Colorado to Delaware by adoption of an Agreement and Plan of Merger (a copy of which is set forth in the Proxy Statement) pursuant to which the Company will be merged with and into a Delaware subsidiary wholly-owned by the Company, thereby, among other things, (a) changing the name of the Company to Atlantic International Entertainment, Ltd., (b) increasing the number of shares of authorized capital stock to 110,000,000 shares, of which 100,000,000 shares will be designated as Common Stock, par value $.001 per share ("Common Stock") and 10,000,000 shares will be designated as Preferred Stock, par value $.001 per share ("Preferred Stock") and (c) authorizing the receipt by the holders of the Company's Common Stock of one share of Common Stock for each three shares held by them as of the effective date of the merger, and (2) to consider and act upon such other business as may properly come before the Special Meeting. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 18, 1996.

                            PROXIES AND VOTING RIGHTS

         Only shareholders of record at the close of business on Wednesday, September 18, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. As of the close of business on the Record Date, there were 9,021,533 outstanding shares of the Company's Common Stock. Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) in favor of the proposal to reincorporate in Delaware, as discussed above and (ii) for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the Proxy.

         Abstentions may be specified on all proposals and will be counted as present for purposes of the item on which the abstention is noted. Under the rules of the Nasdaq Stock Market, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. As no such items are to be considered at the Special Meeting, the broker may not vote these shares, and such withheld votes are known as "broker non-votes." Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Each is tabulated separately. For purposes of determining whether the proposal to reincorporate under the laws of the State of Delaware has been approved by the required percentage of shares, abstentions are counted as present and entitled to vote, whereas broker non-votes are not counted.

         The execution of a Proxy will in no way affect a shareholder's right to attend the Special Meeting and vote in person. Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Special Meeting, or by execution of a subsequent Proxy which is presented at the Special Meeting, or if the shareholder attends the Special Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The management of the Company knows of no matters which are to be presented for consideration at the Special Meeting other than those specifically described in the Notice of Special Meeting of Shareholders, but, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                   PROPOSAL 1

TO REINCORPORATE UNDER THE LAWS OF THE STATE OF DELAWARE THEREBY, AMONG OTHER THINGS, A) CHANGING THE COMPANY'S NAME TO "ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.," B) INCREASING THE AUTHORIZED SHARES OF CAPITAL STOCK TO 110,000,000, OF WHICH 100,000,000 SHARES WILL BE DESIGNATED COMMON STOCK AND 10,000,000 SHARES WILL BE DESIGNATED PREFERRED STOCK, AND C) AUTHORIZING THE RECEIPT BY THE
HOLDERS OF THE COMPANY'S COMMON STOCK OF ONE SHARE OF COMMON STOCK FOR EACH THREE SHARES HELD BY THEM AS OF THE EFFECTIVE DATE OF THE MERGER.


GENERAL

         The Board of Directors has unanimously approved, and for the reasons described below, recommends that the shareholders approve, a reorganization in which the Company's state of incorporation would be changed from Colorado to Delaware. This change would be accomplished by merging the Company into a wholly-owned Delaware subsidiary named "Atlantic International Entertainment, Ltd." ("Atlantic") newly formed for this purpose, with each three shares of CEEE's outstanding Common Stock being exchanged for one share of Common Stock of Atlantic. Upon completion of the merger, all of the previously outstanding shares of Common Stock of the Company will be automatically converted into shares of Common Stock of Atlantic. The proposed reorganization will be accomplished pursuant to the terms of an Agreement and Plan of Merger between Atlantic and the Company substantially in the form attached to this Proxy Statement as EXHIBIT A.

         At and after the effective date of the merger, each certificate that previously represented shares of Common Stock of the Company will be deemed for all purposes to evidence the right to receive the number of shares of Common Stock of Atlantic into which those shares of Common Stock of the Company have been converted as a result of the merger. In the event that merger is approved, the Company plans to promptly mail to the holders of its Common Stock, instructions for the submission of the certificates representing such shares of the Company's Common Stock to be exchanged for certificates representing shares of Atlantic Common Stock. The Common Stock of the Company is quoted on the Nasdaq OTC Bulletin Board ("Nasdaq") under the symbol "CEEE," and after the reincorporation, the Company anticipates that the Atlantic's Common Stock will continue to be traded on Nasdaq under a new symbol which has not yet been determined. The reorganization will not result in any change in the business, management, assets, liabilities or net worth of the Company. Atlantic will be governed by Delaware law and a new certificate of incorporation and bylaws, which will result in certain changes in the rights of shareholders. See "Changes in the Company's Charter to be Effected by Reincorporation," and "Certain Differences in State Corporation Laws."

         Shareholders should note that approval of the proposed reorganization will constitute approval of the Certificate of Incorporation and Bylaws of Atlantic which are attached to this Proxy Statement as EXHIBITS B AND C, respectively, and approval of the Indemnification Agreements with each of the Company's directors, a form of which is attached to this Proxy Statement as EXHIBIT D.

         The affirmative vote of holders of a majority of the outstanding shares of the Company will be required to approve the Agreement and Plan of Merger. If approved by the shareholders, it is anticipated that the reorganization would be completed within 30 days of shareholder approval. However, the reorganization may be delayed or abandoned, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board of Directors, make it inadvisable to proceed.

         As part of the reorganization and reincorporation of the Company, the Company would change its name to Atlantic International Entertainment, Ltd., increase its authorized shares of Common Stock to 100,0000,000, create 10,000,000 shares of "blank check" Preferred Stock, and effect an exchange of one share of Common Stock of Atlantic for each three shares of Common Stock of CEEE. These changes, and other important aspects of the reorganization and reincorporation of the Company in Delaware, are outlined below.

CHANGE OF NAME

         Upon the completion of the Merger, the Company's name will change to "Atlantic International Entertainment, Ltd." Immediately prior to July 1996, the Company had no operating business. On July 16, 1996, the Company completed a share exchange with the stockholders of Atlantic International Capital Ltd. (the "Share Exchange"). As a result of the Share Exchange, the business of Atlantic International Capital Ltd. became the business of the Company. Accordingly, the Board of Directors believes that the new name would more closely reflect the new business of the Company and believes that the change of name would be in the best interests of the Company.

APPROVAL OF INCREASE OF AUTHORIZED SHARES OF CAPITAL STOCK

         In addition, the reincorporation results in an increase in the authorized capital stock of the Company. The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of capital stock to 110,000,000 shares in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of such additional shares will provide the Company with the flexibility to issue capital stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans or other proper corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders' meeting. In addition, the Company has agreed to issue an additional 18,183,759 shares of Common Stock pursuant to the Share Exchange, and does not currently have a sufficient number of authorized but unissued shares of Common Stock to effect such issuance.

         The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of any other stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

         The Company has no other arrangements, agreements, understandings or plans at the present time for the issuance or use of the remainder of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of any preferred stock which the Company may issue in the future.

         Of the increase in the authorized capital stock of the Company, 10,000,000 shares will be "blank check" Preferred Stock. The Company does not presently have any blank check preferred stock authorized and the issuance of such preferred stock has possible anti-takeover effects. See "Changes in the Company's Charter to be Effected by Reincorporation - Authorized Stock."

SHARE EXCHANGE AS A RESULT OF REINCORPORATION

         Under the Agreement and Plan of Merger, the holders of Common Stock of CEEE will receive, for every three shares held by them, one share of the Common Stock of Atlantic. The Board of Directors of the Company believes that the resulting decrease in the number of outstanding shares of Common Stock of the Company is in the best interests of the Company. The Board of Directors expects that the reduction in the number of issued and outstanding shares of Common Stock resulting from the share exchange will increase the market price per share of the Common Stock. The Company believes that the expected increased price per share will make the Common Stock more attractive to the financial community and the investing public and will result in a broader market for the Common Stock.

         However, there can be no assurance that any or all of the above effects will occur, that the market price of the Common Stock will increase by a factor of three, or that such price will exceed or remain in excess of the current market price of the Common Stock. Further, there can be no assurance that the market for the Common Stock will be improved as a result of the share exchange.

OTHER REASONS FOR REINCORPORATION

         For many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations are now incorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. For the foregoing reasons and in order to effect the transactions described earlier herein, the Board of Directors believes that the reincorporation is in the best interests of the Company.

         The principal changes effected by the Delaware reincorporation will be the elimination of shareholder action by written consent, the elimination of the shareholders' ability to call a special meeting of shareholders, the addition of new provisions requiring a supermajority vote of shareholders to amend or repeal certain provisions of the Bylaws and Certificate of Incorporation, the requirement of a supermajority vote of directors to increase or reduce the number of directors and certain other changes described below. See "Changes in the Company's Charter to be Effected by Reincorporation." Additionally, as reorganized, the Company would enter into indemnification agreements with its directors. See "Certain Differences in State Corporation Laws."

         The proposed reorganization does not result from any pending legal action against the officers, directors or employees of the Company which would be covered by such indemnification provisions. Similarly, the Board of Directors has no present knowledge of any proposed tender offer or other attempt to change the control of the Company, and no tender offer or other type of change of control is presently pending. Nonetheless, if such action were attempted in the future, the laws of Delaware would be better suited to the defense of such action than the laws of Colorado.

CHANGES IN THE COMPANY'S CHARTER TO BE EFFECTED BY REINCORPORATION

         The following discussion summarizes the material differences between the Certificate of Incorporation and Bylaws of Atlantic and the Articles of Incorporation and Bylaws of CEEE. Also described are certain provisions which would be included in the Atlantic Certificate of Incorporation but are not currently proposed. A copy of the Certificate of Incorporation of Atlantic is attached hereto as EXHIBIT B and a copy of the Bylaws of Atlantic is attached hereto as EXHIBIT C and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. Approval of the reorganization by the shareholders will result in the adoption of all such charter provisions set forth in the Atlantic Certificate of Incorporation and Bylaws.

         INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The indemnification provisions of Delaware law, in general, are more favorable to the persons entitled to their benefit than are the Colorado indemnification provisions. Delaware law generally permits indemnification against expenses, judgments, fines and amounts paid in settlement of a third party action, if the indemnified party acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. In a derivative action in which the indemnified party shall have been found to be liable to the corporation, only a court may determine that such person is fairly and reasonably entitled to indemnification.

         Colorado law generally permits indemnification against judgment, settlement, penalty, fine, and reasonable expenses incurred in a third party proceeding (in a derivative proceeding, limited to reasonable expenses only) if the indemnified party acted in good faith and reasonably believed that his conduct was in the corporation's best interest (in the case of conduct in an official capacity with the corporation) or at least not opposed to the corporation's best interests (in all other cases). Indemnification is not allowed in a derivative action in which the indemnified party was adjudged liable to the corporation or in connection with any other proceeding in which the indemnified party derived an improper personal benefit.

         Under Delaware law, an indemnified party is indemnified against expenses to the extent he has been successful, on the merits or otherwise, in defense of any action. The Colorado corporate statute requires that the indemnified person be "wholly" successful, on the merits or otherwise, before he is entitled to indemnification.

         Both Delaware and Colorado permit the corporation to advance expenses to the indemnified party prior to the final disposition of the action upon the receipt by the corporation of a written undertaking to repay such amount if it is ultimately determined that such party is not entitled to indemnification. Colorado law, however, requires further that the indemnified party submit to the corporation a written affirmation of his good faith belief that he has met the appropriate standard of conduct, and that a determination be made that the facts then known to the corporation would not preclude indemnification under the Colorado Business Corporation Act.

         The Bylaws of Atlantic provide for indemnification to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware and provide that expenses incurred by an individual in his capacity as a director of the Company or in certain other capacities in defending a civil or criminal action shall be paid by the Company in advance of the final disposition of the matter upon receipt of an undertaking from the director to repay the sum advanced if it shall ultimately be determined that he is not entitled to be indemnified by the Company pursuant to the terms of the Delaware General Corporation Law. The form of this new Bylaw provision is included in EXHIBIT C.

         Both Delaware and Colorado law permit indemnification beyond that expressly mandated by their respective statutes. Under Delaware law, therefore, Atlantic is permitted, and intends, to enter into indemnification agreements with directors. The indemnification agreements provide for contribution by the Company, with certain exceptions, to amounts paid by a director in any situation in which the Company and such individual are jointly liable (or would be if the Company were jointed in the litigation) if for any reason indemnification is not available. Such contribution would be based on the relative benefits to, and relative faults of, the Company and the individual with respect to the transaction from which liability arose. This provision could be applicable in the event a court found that indemnification under the federal securities laws is against public policy and thus not enforceable, and could also be applicable in other cases where the Company was unable to obtain satisfactory and affordable insurance for its directors and officers. If the proposed reincorporation is approved, the text of the indemnification agreements will be substantially as set forth in EXHIBIT D hereto. A vote in favor of the proposed reincorporation is also approval of such indemnification agreements and approval for the Company to enter into similar indemnification agreements with future directors of Atlantic, as well as with certain officers of Atlantic.

         The Certificate of Incorporation of Atlantic also provides that if the Delaware General Corporation Law is amended in the future to reduce further the liability of a director for breach of his fiduciary duty to the Company or its shareholders, such change shall also apply to the directors of the Company. While the Company is not aware of any proposals in the Delaware legislature to limit further the liability of directors, management of the Company and the Board of Directors believe it is advisable in light of current conditions in the insurance markets to make provision for such changes now rather than to await a further shareholder vote on the changes at a later date. In addition, the Certificate of Incorporation of Atlantic provides that any future repeal or modification of the terms of the Certificate of Incorporation shall not adversely affect any right or protection of a director existing at the time of the repeal or modification.

         ELIMINATION OF SHAREHOLDER ACTION BY WRITTEN CONSENT AND SPECIAL MEETING. Shareholders of CEEE may take any action permitted at an annual or special meeting without a meeting if done by written consent. If the Company's shareholders approve the reincorporation in Delaware, the Certificate of Incorporation of Atlantic in Article 10 will eliminate the power of shareholders to act without a meeting by written consent. This provision would prevent a shareholder or shareholders owning a majority of the voting power from acting by written consent without the benefit of the exchange of views at a meeting of the shareholders. Action by written consent, under some circumstances, may make it possible for shareholders to take action opposed by management more quickly than would be possible at a meeting of shareholders.

         Colorado law permits holders of 10% of the outstanding voting securities of a company to call a special meeting of shareholders. Delaware law does not require that shareholders be allowed to call a special meeting of shareholders. The Certificate of Incorporation of Atlantic provides that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President. Shareholders are not permitted to call a special meeting of shareholders. The business permitted to be conducted at any special meeting of shareholders will be limited to the business brought before the meeting by the Board of Directors or by the person that called the special meeting. Elimination of the right of shareholders to call a special meeting would eliminate a shareholder's ability to force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate. For example, proposed amendments to the Bylaws or removal of directors for cause could, if the Board of Directors so desired, be delayed until the next annual meeting of shareholders.

         Shareholders should recognize that elimination of the procedures for shareholders to act by written consent to call special meetings may render more difficult, discourage or delay a merger, proxy contest, or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that these provisions enable the Board of Directors to resist a takeover or change in control, it may be more difficult to remove the existing Board of Directors and management.

         These provisions do not result from any present knowledge on the part of the Board of Directors of any proposed attempt to change the control of the Company and no change of control is presently pending or has occurred in the past.

         CERTIFICATE OF INCORPORATION PROVISION REGARDING REMOVAL OF DIRECTORS. Under Colorado law, any director or the entire board of directors of a company may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote unless the articles of incorporation provide that directors may be removed only for cause; however, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

         Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Atlantic does not provide for a classified board of directors. However, the Certificate of Incorporation of Atlantic specifically provides that directors of Atlantic may be removed from office by shareholders only for cause.

         TWO-THIRDS SUPERMAJORITY TO AMEND CERTAIN PROVISIONS OF BYLAWS. The proposed Certificate of Incorporation of Atlantic provides in Article 11 that
(i) any amendment to the Bylaws that increases or reduces the authorized number of directors shall require the affirmative approval of at least 66-2/3% of the directors, and (ii) any amendment to the Bylaws by the shareholders that increases or reduces the authorized number of directors or the percentage vote necessary to amend such provision of the Bylaws will require the affirmative approval of holders of 66-2/3% of the outstanding shares of stock of the Company. In contrast, under Colorado law a majority of the directors may fix the number of directors at any number between the range established by the bylaws or the articles of incorporation of the Company and (iii) any amendment or repeal of the Bylaws may be made by a vote of the holders of a majority of the outstanding shares of the Company.

         This provision is principally intended to prevent a shareholder or shareholders having a majority of the Common Stock from making changes in the Bylaws to increase the number of directors. However, the Bylaws of the Company will continue to be subject to change by a majority vote of the Board of Directors, except for increases or decreases in the size of the Board which require a 66-2/3% vote of the Board of Directors.

         This provision may have the effect of discouraging efforts to acquire control of the Board of Directors. Shareholders should recognize that this proposed amendment could render more difficult or discourage a merger, tender offer, proxy contest, or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control of the Company, it could make it more difficult to remove the existing Board of Directors and management.

         This provision does not result from any present knowledge on the part of the Board of Directors of any proposed tender offer or other attempt to change the control of the Company and no tender offer or other type of change of control is presently pending.

         TWO-THIRDS SUPERMAJORITY TO AMEND CERTAIN ARTICLES OF THE CERTIFICATE OF INCORPORATION. The proposed Certificate of Incorporation of Atlantic provides in Article 11 that Articles 6, 7, 10, 11 and 12 of Atlantic's Certificate of Incorporation may be amended or repealed only by a vote of holders of at least 66-2/3% of the outstanding voting shares of the Company. Articles 6, 7, 10 and 12 are the provisions of Atlantic's Certificate of Incorporation regarding the amendment of the Company's Bylaws to increase or reduce the number of directors, the removal of directors, the elimination of shareholder action by written consent and the limitation of liability of directors, respectively. These provisions are discussed above. CEEE's Articles of Incorporation generally may be amended by a vote of shareholders holding a majority of the shares.

         Article 11 of the Certificate of Incorporation of Atlantic is intended to prevent the holder or holders of a majority of the voting shares of the Company from circumventing the proposed provisions of the Certificate of Incorporation described above by amending the Certificate of Incorporation to delete or modify them. Delaware law provides generally that the Certificate of Incorporation may be amended by a vote of shareholders holding a majority of the shares. However, where the Certificate of Incorporation requires a supermajority vote with respect to a particular matter, under Delaware law the same supermajority vote is required to amend such supermajority requirement of the Certificate of Incorporation. Therefore, to amend or repeal the provision in the Certificate of Incorporation which requires the affirmative approval of holders of 66-2/3% of the outstanding Common Stock of the Company, the same 66-2/3% vote would be necessary. Without the inclusion of this provision in the Atlantic Certificate of Incorporation, the articles requiring a supermajority vote could be repealed or amended by a vote of shareholders holding a majority of shares.

         Article 11 of the Certificate of Incorporation of Atlantic may have the effect of discouraging efforts to acquire control of the Board of Directors. Shareholders should recognize that these supermajority provisions could render more difficult or discourage a merger, tender offer, proxy contest, or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control of the Company, it could make it more difficult to remove the existing Board of Directors and management.

         This provision does not result from any present knowledge on the part of the Board of Directors of any proposed tender offer or other attempt to change the control of the Company and no tender offer or other type of change of control is presently pending or has occurred in the past.

         AUTHORIZED STOCK; CREATION OF BLANK CHECK PREFERRED STOCK. The Articles of Incorporation of CEEE authorize 10,000,000 shares of Common Stock, $.001 par value. The Certificate of Incorporation of Atlantic authorizes 100,000,000 shares of Common Stock, $.001 par value and 10,000,000 shares of Preferred Stock, $.001 par value. The Certificate of Incorporation of Atlantic authorizes the Board of Directors to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of such Preferred Stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences without further vote or action by the shareholders. Although the Board has no present intention of doing so, issuance of the authorized Preferred Stock with terms giving it substantial voting power, conversion or other rights could have the effect of (i) delaying, deferring or preventing a change in control of the Company or (ii) otherwise modifying the rights of holders of the Company's Common Stock under Delaware law.

CERTAIN DIFFERENCES IN STATE CORPORATION LAWS

         In addition to the matters discussed above, Delaware law differs in many respects from Colorado law. Certain differences which could materially affect the rights of shareholders are discussed below.

         CERTAIN BUSINESS COMBINATIONS. In the past several years, a number of states (but not including Colorado) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section

203") certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits certain mergers, consolidations, sales of assets and other transactions ("business combinations") with an "interested stockholder" (generally a 15% stockholder) for three years following the date the stockholder became an interested stockholder. The prohibition on business combinations is subject to certain exceptions, the most significant of which are that the prohibition does not apply if: (i) the business combination or transaction in which the stockholder becomes an interested stockholder is approved by the Board of Directors prior to the stockholder becoming an interested stockholder; (ii) the business combination is with an interested stockholder who became an interested stockholder in a transaction whereby he acquired 85% of the corporation's voting stock; (iii) the business combination is approved by the Board of Directors and authorized by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder; or (iv) an exemption is available.

         Section 203 is currently under challenge in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. The United States District Court for the district of Delaware has consistently upheld the constitutionality of Section 203 but the Delaware Supreme Court has not yet considered the issue. So long as the constitutionality of Section 203 is upheld, the Company believes that it will have the effect of encouraging any potential acquiror to negotiate with the Company's Board of Directors. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

         Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association, or are held of record by more than 2,000 shareholders. As the Company's Common Stock is not presently, and is not anticipated immediately following the consummation of the merger to be, listed on such market or exchange or held of record by more than 2,000 holders, it is not anticipated that Section 203 will be applicable to the Company. There can be no assurance, however, that the Company will not satisfy such criteria at some point in the future thereby making the provisions of Section 203 applicable to the Company. In addition, while a Delaware corporation may, through its certificate of incorporation or bylaws, elect not to be governed by the statute, the Atlantic Certificate of Incorporation and Bylaws do not contain such an election.

         SHAREHOLDER VOTING AND APPRAISAL RIGHTS. With certain exceptions, Colorado law requires that a merger, sale of assets or similar transaction be approved by a majority vote of each class of shares outstanding. Delaware law does not require such class voting, except in the case of transactions involving an amendment to the certificate of incorporation that adversely affects a specific class in a manner different than other classes. Should the Company authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of Common Stock on proposals not adversely affecting the Common Stock. In such event the holders of the Common Stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote.

         Delaware law does not require dissenters' rights of appraisal with respect to (a) a sale of assets in a reorganization, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or widely held (by more than 2,000 shareholders) if such shareholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) shareholders of a corporation surviving a merger if no vote of such shareholders is required to approve the merger. Under Delaware law no vote of the shareholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met. Colorado law does, in general, afford dissenters' rights in a sale of assets reorganization, and its exclusions from dissenters' rights in mergers are somewhat different from those in Delaware.

         RIGHT OF DISSENTING SHAREHOLDERS TO RECEIVE PAYMENT FOR SHARES. The following is a summary of appraisal rights available to shareholders of the Company, which summary is not intended to be a complete statement of the applicable Colorado law and is qualified in its entirety by reference to Article 113 of the Colorado Business Corporation Act, which is attached to this Proxy Statement as EXHIBIT E.

         Any shareholder of the Company wishing to dissent from the merger and obtain a cash payment for his shares must file with the Company, prior to the vote on the merger, a written notice of his intention to demand that he be paid fair value for his shares if the merger is effectuated and must refrain from voting his shares in approval of the merger.

         If the merger is approved by the required vote at the Meeting, the Company will mail a notice to all shareholders who gave due notice of intention to demand payment and who refrained from voting their shares in favor of the merger, providing instructions as to how to obtain payment for their shares. A shareholder who fails to demand payment or fails to deposit his certificates for payment within 30 days of mailing of such notice by the Company will have no right to receive payment for his shares but will retain all other rights of a shareholder of the Company.

         Immediately upon effectuation of the merger or upon receipt of demand for payment, if the merger has already been effectuated, the Company will remit (the "Remittance") to a dissenter who has made demand and who has deposited his certificates, the amount which the Company estimates to be the fair value of the shares, with accrued interest, if any. The Remittance will be accompanied by certain financial information of the Company and a statement regarding the Company's estimate of the fair value of the shares, together with a notice of the dissenter's right to demand supplemental payment and a copy of the appraisal provisions of the Colorado Business Corporation Act.

         If the Company fails to remit payment for the dissenter's shares as required by the preceding paragraph or if the dissenter believes that the amount remitted is less than the fair value of the his shares or that the interest is not correctly determined, he may, within thirty days after the date of mailing of the Remittance, mail to the Company his own estimate of the value of the shares or of the interest and demand payment of the deficiency. If he fails to do so, he shall be entitled to no more than the Remittance.

         If the Company's calculation and the dissenting shareholder's calculation of fair value for the shares remains unsettled, the Company shall file in an appropriate court, within sixty days of the dissenting shareholder's request for payment, a petition requesting that the fair value of the shares and interest thereon be determined by the court. Dissenters who have not settled their demands will be entitled to participate in such proceeding. If the Company fails to file a petition as provided in this paragraph, each dissenter who has made a demand and who has not already settled his claim against the Company shall be paid by the Company the amount demanded by him with interest and may sue therefor in an appropriate court.

         INSPECTION OF SHAREHOLDERS LIST. Both Colorado law and Delaware law allow any shareholder to inspect the shareholders list, although Delaware law permits such inspection only for a purpose reasonably related to such person's interest as a shareholder. Lack of access to shareholder records could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

         DISSOLUTION. Under Colorado law, a corporation can voluntarily dissolve upon its Board adopting a resolution setting forth a proposal to dissolve which proposal is approved by a majority of each class entitled to vote thereon. Under Delaware law, a corporation can voluntarily dissolve if its board and a majority of the shareholders entitled to vote approve the dissolution.

         PREEMPTIVE RIGHTS. Under both Delaware and Colorado corporation law, shareholders do not have preemptive rights to new shares unless there is a specific provision granting such rights in the Certificate of Incorporation. The Certificate of Incorporation of Atlantic does not contain such a provision. Accordingly, the reincorporation will not have a practical impact on shareholders of the Company with respect to preemptive rights, as the
Certificate of Incorporation of CEEE similarly does not contain such a provision. Management of the Company believes that not providing for mandatory preemptive rights in the Certificate of Incorporation of Atlantic is desirable to afford greater flexibility in possible future financings.

         CUMULATIVE  VOTING.  Under  Delaware  law,  cumulative  voting  in  the election of directors is not mandatory, while under Colorado law, any shareholder of a Colorado corporation may, unless the articles of incorporation provide otherwise, cumulate his or her votes for directors upon notice of his or her intention to do so. The Certificate of Incorporation of Atlantic does not allow cumulative voting. This is, in effect, no different from the Articles of Incorporation of CEEE, which also prohibit cumulative voting. Without cumulative voting, the holders of a majority of the shares present at an annual meeting will be able to elect all of the directors to be elected at that meeting, and no person can be elected without the support of a majority of the shareholders. Thus, a person or persons holding shares or proxies representing less than a majority of the shares present will not be able to elect any directors as they might if cumulative voting were applicable. For example, if ten directors are to be elected, a shareholder or group of shareholders holding more than one-tenth of the shares voting at the meeting could, by voting cumulatively, elect one director. The elimination of cumulative voting can, therefore, prevent minority shareholder interests from obtaining representation on the Board of Directors.

         EXAMINATION OF BOOKS AND RECORDS. Under Colorado corporation law, a person must have been a shareholder for at least three months, or be the holder of record of, or the holder of record of voting certificates for, at least five percent of all outstanding shares of a corporation in order to examine the minutes and shareholder records of a corporation. Under Delaware law, any shareholder with a proper purpose may demand inspection.

FEDERAL INCOME TAX CONSEQUENCES

         The reorganization provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized by the holders of CEEE shares as a result of the consummation of the reorganization, and no gain or loss will be recognized by CEEE or Atlantic. Each former holder of CEEE shares will have the same basis in the Atlantic stock received by such holder pursuant to the reorganization as the holder had in the CEEE shares held by such holder at the time of the consummation of the reorganization, and his holding period with respect to such Atlantic stock will include the period during which the holder held the corresponding CEEE shares, provided the latter were held by the holder as capital assets at the time of the consummation of the reorganization.

VOTE REQUIRED

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposed reincorporation in Delaware.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY REINCORPORATE IN THE STATE OF DELAWARE FOR THE REASONS EARLIER STATED. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE REINCORPORATION.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Special Meeting. If any other matter or matters are properly brought before the Special Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                                                     NORMAN J. HOSKIN
                                                     Chairman of the Board,
                                                     Secretary and Treasurer

October 18, 1996

EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                  OF ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                             A DELAWARE CORPORATION
                                       AND
                             CEEE GROUP CORPORATION
                             A COLORADO CORPORATION


         THIS AGREEMENT AND PLAN OF MERGER dated as of _____________, 1996 (the "Agreement") is between Atlantic International Entertainment, Ltd., a Delaware corporation ("Atlantic") and CEEE Group Corporation, Ltd., a Colorado corporation ("CEEE"). Atlantic and CEEE are sometimes referred to herein as the "Constituent Corporations."

RECITALS

         A. Atlantic is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 100,000,000 shares designated "Common Stock", $.001 par value and 10,000,000 shares designated "Preferred Stock," $.001 par value. As of _________________, 1996, 1,000 shares of Common Stock were issued and outstanding, all of which were held by CEEE. No shares of Preferred Stock were outstanding.

         B. CEEE is a corporation duly organized and existing under the laws of the State of Colorado and has an authorized capital of 10,000,000 shares designated "Common Stock", $.001 par value. As of _______________, 1996, 9,021,533 shares of Common Stock were outstanding.

         C. The Board of Directors of CEEE has determined that, for the purpose of effecting the reincorporation of CEEE in the State of Delaware, it is advisable and in the best interests of CEEE that it merge with and into Atlantic upon the terms and conditions here provided.

         D. The respective Boards of Directors of Atlantic and CEEE have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Atlantic and CEEE hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    I. MERGER

         1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Colorado Business Corporation Act shall be merged with and into Atlantic (the "Merger"), the separate existence of CEEE shall cease and Atlantic shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Atlantic International Entertainment, Ltd.

         1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Colorado Business Corporation Act;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

         (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

         (d) Executed Articles of Merger meeting the requirements of the Colorado Business Corporation Act shall have been filed with the Secretary of State of the State of Colorado.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of CEEE shall cease and Atlantic, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all actions previously taken by its and CEEE's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of CEEE in the manner more fully set forth in
Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of CEEE in the same manner as if Atlantic had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Colorado Business Corporation Act.


                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Atlantic as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of Atlantic as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of CEEE immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


                       III. MANNER OF CONVERSION OF STOCK

         3.1 CEEE COMMON SHARES. Upon the Effective Date of the Merger, each three shares of CEEE Common Stock, $.001 par value, issued and outstanding immediately prior thereto shall survive by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, shall be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

         3.2 CEEE OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue, if any, the stock option plans and all other employee benefit plans of CEEE. Each outstanding and unexercised option, or other right to purchase, or security convertible into, CEEE Common Stock, if any, shall become an option, or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each three shares of CEEE Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to one-third of the exercise or conversion price per share applicable to any such CEEE option, stock purchase right or other convertible security at the Effective Date of the Merger.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to one-third of the number of shares of CEEE Common Stock so reserved immediately prior to the Effective Date of the Merger.

         3.3 ATLANTIC COMMON STOCK. Upon the Effective Date of the Merger, each share of Atlantic Common Stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Atlantic, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

         3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of CEEE Common Stock may, at such stockholder's option, surrender the same for cancellation to Continental Stock Transfer & Trust Company, or such other entity as the Company so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of CEEE Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of CEEE Common Stock were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing Common Stock of the Surviving Corporation so issued in the merger shall bear the same legends, if any, with respect to the restrictions on transferability the certificates of CEEE so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of Atlantic stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Atlantic that such tax has been paid or is not payable.

                                   IV. GENERAL

         4.1 COVENANTS OF ATLANTIC. Atlantic covenants and agrees that it will on or before the Effective Date of the Merger:

         (a) Take such action as may be required to qualify to do business as a foreign corporation in the State of Florida and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of Florida law.

         (b) Take such other actions as may be required by the Colorado Business Corporation Act.

         4.2 FURTHER ASSURANCES. From time to time, as and when required by Atlantic or by its successors or assigns, there shall be executed and delivered on behalf of CEEE such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Atlantic the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CEEE and otherwise to carry out the purposes of this Agreement, and the officers and directors of Atlantic are fully authorized in the name and on behalf of CEEE or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either CEEE or of Atlantic, or of both, notwithstanding the approval of this Agreement by the shareholders of CEEE or by the sole stockholder of Atlantic, or by both.

         4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

         4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805, and The Prentice-Hall Corporation System, Inc. is the registered agent of the Surviving Corporation at such address.

         4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2200 Corporate Blvd., Suite 317, Boca Raton, Florida 33431 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

         4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Colorado Business Corporation Act.

         4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Atlantic and CEEE, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized, under penalties of perjury, hereby declaring and certifying that this is their act and deed and the facts herein stated are true.

                                      ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                                      a Delaware corporation



                                      By:
                                          --------------------------------------
                                          Name: Richard Iamunno
                                          Title: President
ATTEST:



---------------------------
Norman J. Hoskin, Secretary

                                      CEEE GROUP CORPORATION
                                      a Colorado corporation



                                      By:
                                          --------------------------------------
                                          Name: Richard Iamunno
                                          Title: President
ATTEST:



---------------------------
Norman J. Hoskin, Secretary

                            CERTIFICATE OF SECRETARY
       ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD., A DELAWARE CORPORATION


         The undersigned, Norman J. Hoskin, Secretary of Atlantic International Entertainment, Ltd., a corporation organized and existing under the laws of the State of Delaware, hereby certifies, as such Secretary, that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Atlantic International Entertainment, Ltd., a corporation of the State of Colorado, was duly adopted by the sole shareholder of the corporation, which Agreement and Plan of Merger was thereby adopted as the act of the shareholders of said Atlantic International Entertainment, Ltd., a Delaware corporation, and constitutes the duly adopted agreement and act of said corporation.

         WITNESS my hand this ____ day of , 1996.



                                           -------------------------------------
                                           Norman J. Hoskin, Secretary

                            CERTIFICATE OF SECRETARY
                 CEEE GROUP CORPORATION, A COLORADO CORPORATION


         The undersigned, Norman J. Hoskin, hereby certifies that he is the duly elected and acting Secretary of CEEE Group Corporation, a Colorado corporation ("CEEE"), and hereby certifies that the attached Agreement and Plan of Merger between ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD., a Delaware corporation, and CEEE was duly approved by the shareholders of CEEE on ________ ___, 1996.

         IN WITNESS WHEREOF, the undersigned has hereto subscribed his name this ____ day of , 1996.


                                           -------------------------------------
                                           Norman J. Hoskin, Secretary

EXHIBIT B

                         CERTIFICATE OF INCORPORATION OF
                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.


         FIRST: The name of this corporation is Atlantic International Entertainment, Ltd.

         SECOND: The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805, and the name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

         THIRD: The name and mailing address of the incorporator of the corporation is:

         Michael I. Otner, Esq.
         Olshan Grundman Frome & Rosenzweig LLP
         505 Park Avenue
         New York, New York  10022


         FOURTH:  The purpose of the  corporation is to engage in any lawful act
or  activity  for  which   corporations  may  be  organized  under  the  General
Corporation Law of Delaware.

         FIFTH: The corporation is authorized to issue 110,000,000 shares, 100,000,000 of which are designated "Common Stock," $.001 par value, and 10,000,000 of which are designated "Preferred Stock," $.001 par value. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         SIXTH: In furtherance and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the bylaws of the corporation; provided, however, that any bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of directors or amending, repealing, altering or rescinding Article 3, Section 3.2 of the Bylaws of the corporation shall require a resolution adopted by the affirmative vote of not less than sixty-six and two-thirds percent (66-2/3%) of the directors. Any Bylaw amendment adopted by the stockholders increasing or reducing the authorized number of directors or amending, repealing, altering or rescinding Article 3,
Section 3.2 of the Bylaws of the corporation shall require the approval of not less than sixty-six and two-thirds percent (66-2/3%) of the total voting power of all outstanding shares of stock of the corporation entitled to vote thereon.

         SEVENTH: The number of directors of the corporation shall be fixed from time to time by a Bylaw or amendment thereof duly adopted by the Board of Directors. Any director or the entire Board of Directors may be removed from office by the stockholders of the corporation only for cause.

         EIGHTH: No stockholder will be permitted to cumulate votes in any election of directors.

         NINTH: Special meetings of the stockholders of this corporation for any purpose or purposes may be called at any time upon the request in writing of a majority of the Board of Directors or by the Chairman of the Board or the President of the corporation. Any such request shall state the purpose or purposes of the proposed meeting. As soon as reasonably practicable after receipt of such a request, written notice of such meeting, stating the place, date (which shall be sixty (60) days from the date of the notice) and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting. Special meetings may not be called other than as provided in this ARTICLE NINTH.

         TENTH: Stockholders of the corporation shall take action by meetings held pursuant to this Certificate of Incorporation and the Bylaws. Stockholders may not take any action by written consent in lieu of a meeting. Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statute) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

         ELEVENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in ARTICLES SIXTH, SEVENTH, TENTH, TWELFTH and this ARTICLE ELEVENTH may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of not less than sixty-six and two-thirds percent (66-2/3%) of the total voting power of all outstanding shares of stock of this corporation entitled to vote thereon, unless such amendment or repeal has been previously approved by the vote of not less than sixty-six and two-thirds percent (66-2/3%) of the members of the Board of Directors, in which case those Articles of this Certificate of Incorporation may be so amended or repealed by a vote of not less than a majority of the total voting power of all outstanding shares of stock of the corporation entitled to vote thereon.

         TWELFTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize, with the approval of a corporation's stockholder, further reductions in the liability of the directors of a corporation for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this ARTICLE TWELFTH by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

         THIRTEENTH: Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

         THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does hereby make this Certificate, under penalties of perjury, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of August, 1996.


                                           -------------------------------------
                                           Michael I. Otner
                                           Sole Incorporator

EXHIBIT C

                                     BYLAWS

                                       OF

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.


                               ARTICLE 1 - OFFICES

         1.1 REGISTERED OFFICE. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

         1.2 OTHER OFFICES. The corporation may also have offices at such other places both within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                            ARTICLE 2 - STOCKHOLDERS

         2.1 PLACE OF MEETINGS. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors, the President or the Chief Executive Officer or, if not so designated, at the registered office of the corporation.

         2.2 ANNUAL MEETING. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held at a time fixed by the Board of Directors, the President or the Chief Executive Officer. If this date shall fall upon a legal holiday at the place of the meeting, then such meeting shall be held on the next succeeding business day at the same hour. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient.

         2.3 SPECIAL MEETINGS. A special meeting of the stockholders may be called only in the manner specified in the Certificate of Incorporation.

         2.4 NOTICE OF MEETINGS. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

         2.5 VOTING LIST. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

         2.6 QUORUM. Except as otherwise provided by law, the Certificate of Incorporation of these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

         2.7 ADJOURNMENTS. Any meeting of stockholders may be adjourned to another time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

         2.8 VOTING AND PROXIES. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

         2.9 ACTION AT MEETING. When a quorum is present at any meeting, the holders a majority of the stock present or represented and voting on a matter properly before the meeting (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter properly before the meeting to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

                              ARTICLE 3 - DIRECTORS

         3.1 GENERAL POWERS. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

         3.2 NUMBER; ELECTION; TENURE AND QUALIFICATION. The number of directors shall constitute the whole Board shall be fixed by resolution of the Board of Directors, with the number initially fixed at three (3). Each director shall be elected by the stockholders at the annual meeting and shall hold office until the next annual meeting and until his successor is elected and qualified, or until his earlier death, resignation or removal. Directors need not be stockholders of the corporation.

         3.3 VACANCIES. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or a director chosen to full a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

         3.4 RESIGNATION. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         3.5 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place, within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

         3.6 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

         3.7 NOTICE OF SPECIAL MEETINGS. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be given to each director in person, by telephone or by telegram sent to his business or home address at least 48 hours in advance of the meeting, or by written notice mailed to his business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

         3.8 MEETINGS BY TELEPHONE CONFERENCE CALLS. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

         3.9 QUORUM.  A majority of the number of  directors  fixed  pursuant to
Section 3.2 shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         3.10 ACTION AT MEETING. At any meeting of the Board of Directors at which quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

         3.11 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

         3.12 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

         3.13 COMPENSATION OF DIRECTORS. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                              ARTICLE 4 - OFFICERS

         4.1 ENUMERATION. The officers of the corporation shall consist of a President, a Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice-Chairman of the Board, a Treasurer, and one or more Vice Presidents, Controllers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

         4.2 ELECTION. The President, Chief Executive Officer, Chief Financial Officer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders or, if no such annual meeting has yet been held, by the Board of Directors at any meeting. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

         4.3 QUALIFICATION. No officer need be a director. No officer need be a stockholder. Any two or more offices may be held by the same person.

         4.4 TENURE. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

         4.5 RESIGNATION AND REMOVAL. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         The Board of Directors, or a committee duly authorized to do so, may remove any officer with or without cause. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

         4.6 VACANCIES. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of the President, Chief Financial Officer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

         4.7 CHAIRMAN OF THE BOARD AND VICE-CHAIRMAN OF THE BOARD. If the Board of Directors appoints a Chairman of the Board, he shall, when present, preside at all meetings of the Board of Directors. He shall perform such duties and possess such powers as are usually vested in the office of the Chairman of the Board or as may be vested in him by the Board of Directors. If the Board of Directors appoints a Vice Chairman of the Board, he shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the Board of Directors.

         4.8 PRESIDENT. The President shall be the chief operating officer of the corporation. He shall also be the chief executive officer of the corporation unless such title is assigned to another person. The President shall, subject to the direction of the Board of Directors, have general supervision and control of the business of the corporation. Unless otherwise provided by the directors, he shall preside at all meetings of the stockholders and of the Board of Directors (except as provided in Section 4.7 above). The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

         4.9 VICE PRESIDENTS. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

         4.10 SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

         Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal or refusal to act of the Secretary, the Assistant Secretary, (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

         In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

         4.11 CHIEF FINANCIAL OFFICER AND CONTROLLER. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. The Chief Financial Officer shall also be the Treasurer of the corporation unless the Board of Directors has appointed another person as the Treasurer. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

         The Controller shall perform such duties and possess such powers as the Board of Directors, the President or the Chief Financial Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Financial Officer, the Controller, (or if there shall be more than one, the Controllers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Chief Financial Officer.

         4.12 BONDED OFFICERS. The Board of Directors may require any officer to give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors upon such terms and conditions as the Board of Directors may specify, including without limitation a bond for the faithful performance of his duties and for the restoration to the corporation of all property in his possession or under his control belonging to the corporation.

         4.13 SALARIES. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                            ARTICLE 5 - CAPITAL STOCK

         5.1 ISSUANCE OF STOCK. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

         5.2 CERTIFICATES OF STOCK. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

         Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

         5.3 TRANSFERS. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

         5.4 LOST, STOLEN OR DESTROYED CERTIFICATES. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

         5.5 RECORD DATE. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

         If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                           ARTICLE 6 - INDEMNIFICATION

         The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as that Section may be amended and supplemented from time to time, indemnify any director, officer or trustee which it shall have power to indemnify under the Section against any expenses, liabilities or other matters referred to in or covered by that Section. The indemnification provided for in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement or vote on stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) shall continue as to a person who has ceased to be a director, officer or trustee and (iii) shall inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Article shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

         Expenses incurred by a director of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the Corporation (or was serving at the Corporation's request as a director or officer of another corporation) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by relevant sections of the General Corporation Law of Delaware.

         To assure indemnification under this Article of all such persons who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation which may exist from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including, without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines"; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                         ARTICLE 7 - GENERAL PROVISIONS

         7.1 FISCAL YEAR. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall end on December 31 of each year.

         7.2 CORPORATE SEAL. The corporate seal shall be in such form as shall be approved by the Board of Directors.

         7.3 EXECUTION OF INSTRUMENTS. The President, the Chief Executive Officer or the Treasurer shall have power to execute and deliver on behalf and in the name of the corporation any instrument requiring the signature of an officer of the corporation, except as otherwise provided in these By-Laws, or where the execution and delivery of such an instrument shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

         7.4 WAIVER OF NOTICE. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

         7.5 VOTING OF SECURITIES. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as or appoint any person or persons to act as, proxy or attorney fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

         7.6 EVIDENCE OF AUTHORITY. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

         7.7 CERTIFICATE OF INCORPORATION. All references in these by-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

         7.8 TRANSACTIONS WITH INTERESTED PARTIES. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

                  (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

                  (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         7.9 SEVERABILITY. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

         7.10 PRONOUNS. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                             ARTICLE 8 - AMENDMENTS

         8.1 BY THE BOARD OF DIRECTORS. These By-Laws may be altered, amended or replaced or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws.

         8.2 BY THE STOCKHOLDERS. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting.

EXHIBIT D

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                            INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into this _____ day of __________, 1996 between Atlantic International Entertainment, Ltd., a Delaware corporation (the "Company"), and __________ ("Indemnitee").

         WHEREAS, Indemnitee, a member of the Board of Directors or an officer, employee or agent of the Company, performs a valuable service in such capacity for the Company;

         WHEREAS, the stockholders of the Company have adopted By-laws (the "By-Laws") providing for the indemnification of the directors of the Company to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Code");

         WHEREAS, the By-laws and the Code, by their non-exclusive nature, permit contracts between the Company and the members of its Board of Directors, officers, employees or agents with respect to indemnification of such directors, officers, employees or agents;

         WHEREAS, in accordance with the authorization as provided by the Code, the Company either has purchased and presently maintains or intends to purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance") covering certain liabilities which may be incurred by its directors and officers in the performance of their duties as directors and officers of the Company;

         WHEREAS, as a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded members of the Board of Directors or officers, employees or agents by such D & O Insurance and by statutory and by-law indemnification provisions; and

         WHEREAS, in order to induce Indemnitee to continue to serve as a member of the Board of Directors, officer, employee or agent of the Company, the Company has determined and agreed to enter into this contract with Indemnitee.

         NOW, THEREFORE, in consideration of Indemnitee's continued service as a director, officer, employee or agent after the date hereof, and for other good and valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. INDEMNIFICATION OF INDEMNITEE. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Code, as may be amended from time to time.

         2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Sections 3 and 6(c) hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee:

                  (a) against any and all expenses (including attorneys' fees), witness fees, judgements, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or any subsidiary of the

Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (b) otherwise to the fullest extent as may be provided to Indemnitee by the Company under the non-exclusivity provisions of Article 6 of the By-laws of the Company and the Code.

         3.       LIMITATIONS ON ADDITIONAL INDEMNITY.

                  (a) No indemnity pursuant to Section 2 hereof shall be paid by the Company:

                           i) in respect to  remuneration  paid to Indemnitee if
it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                           ii) on  account  of any  suit in  which  judgment  is
rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                           iii) on  account  of  Indemnitee's  conduct  which is
finally adjudged to have been knowingly fraudulent or deliberately dishonest or to constitute willful misconduct;

                           iv) an account of  Indemnitee's  conduct which is the
subject of an action, suit or proceeding described in Section 6(c)(ii) hereof;

                           v) on  account  of any  action,  claim or  proceeding
(other than a proceeding referred to in Section 7(b) hereof) initiated by the Indemnitee unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

                           vi)  if  a  final   decision   by  a   Court   having
jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); and

                           vii) except to the extent the  aggregate of losses to
be indemnified thereunder exceeds the sum of (a) such losses for which the Indemnitee is indemnified pursuant to Section 1 hereof and (b) any additional amount paid to the Indemnitee pursuant to any D & O Insurance purchased and maintained by the Company.

                  (b) No indemnity pursuant to Section 1 or 2 hereof shall be paid by the Company if the action, suit or proceeding with respect to which a claim for indemnity hereunder is made arose from or is based upon any of the following:

                           i) Any solicitation of proxies by Indemnitee, or by a
group of which he was or became a member consisting of two or more persons that had agreed (whether formally or informally and whether or not in writing) to act together for the purpose of soliciting proxies, in opposition to any solicitation of proxies approved by the Board of Directors.

                           ii) Any  activities by Indemnitee  that  constitute a
breach of or default under any agreement between Indemnitee and the Company.

                  4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(a)(vi) hereof based on grounds other than any of those set forth in paragraphs
(i) through (v) of Section 3(a) hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

                  5.  NOTIFICATION  AND DEFENSE OF CLAIM.  Not later than thirty
(30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but Indemnitee's omission so to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

                           (a) The  Company  will  be  entitled  to  participate
therein at its own expense.

                           (b) Except as otherwise provided below, to the extent
that it may wish, the Company shall, jointly with any other indemnifying party similarly notified, be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice form the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of the Company's assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action; or (iii) the Company shall not in fact have employed counsel to assume the defense of such action; in each of which cases the fees and expenses of Indemnitee's separate counsel shall be paid by the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

                           (c) The  Company  shall not be  liable  to  indemnify
Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

                  6.       ADVANCEMENT AND REPAYMENT OF EXPENSES.

                           (a) In the event that  Indemnitee  employs his or her
own counsel pursuant to Sections 5(b)(i) through (iii) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving from Indemnitee copies of invoices presented to Indemnitee for such expenses.

                           (b) Indemnitee  agrees that Indemnitee will reimburse
the Company for all reasonable expenses paid by the Company in investigating or defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of the Code, the By-laws, this Agreement or otherwise, to be indemnified by the Company for such expenses.

                           (c) Notwithstanding the foregoing,  the Company shall
not be required to advance such expenses to Indemnitee in respect of any action arising from or based upon any of the matters set forth in subsection (b) of
Section 3 or if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the Company and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Company, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Company or its shareholders.

                  7.       ENFORCEMENT.

                           (a) The Company expressly confirms and agrees that it
has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as a director, officer, employee or other agent of the Company, and acknowledges that Indemnitee is relying upon this agreement in continuing in such capacity.

                           (b) In the event  Indemnitee is required to bring any
action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses, including attorney's fees, in bringing and pursuing such action.

                  8. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

                  9. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Company contained herein shall commence upon the date that Indemnitee first became a member of the Board of Directors or an officer, employee or agent of the Company, as the case may be, and shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company or serving in any other capacity referred to herein.

                  10. SURVIVAL OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Company and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

                  11.   NON-EXCLUSIVITY  OF  RIGHTS.  The  rights  conferred  on
Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the
Company's Certificate of Incorporation or By-laws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office; provided, however, that this Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and that any such prior indemnification agreement shall be terminated upon the execution of this Agreement.

                  12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Company to indemnify the Indemnitee to the full extent provided by the By-laws or the Code.

                  13. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

                  14. BINDING EFFECT. This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his or her heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

                  15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing and is signed by both parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                      ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                                      a Delaware corporation


                                      By:
                                         ---------------------------------------

                                      INDEMNITEE


                                      ------------------------------------------
                                      Name

                                      Address:
                                              ----------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

EXHIBIT E
---------

                                   ARTICLE 113
                               DISSENTERS' RIGHTS

                                     PART 1

                      RIGHT OF DISSENT - PAYMENT FOR SHARES


7-113-101.  DEFINITIONS

    For  purposes  of  this  article:

    (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

    (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

    (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  RIGHT TO DISSENT

    (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party if:

    (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

    (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

    (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

    (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

    (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

    (2) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:

    (a) An amendment to the articles of incorporation that materially and adversely affects rights in respect of the shares because it:

    (I) Alters or abolishes a preferential right of the shares; or

    (II) Creates, alters, or abolishes a right in respect of redemption of the shares, including a provision respecting a sinking fund for their redemption or repurchase; or

         (b) An amendment to the articles of incorporation that affects rights in respect of the shares because it:

    (I) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

    (II) Reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

    (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

    (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS

    (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

    (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (b)  The  beneficial   shareholder  dissents  with  respect  to  all  shares
beneficially owned by the beneficial shareholder.

    (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2

                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201.  NOTICE OF DISSENTERS' RIGHTS

    (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) to shareholders not entitled to vote shall not affect any action taken at the shareholders' meeting for which the notice was to have been given.


    (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) to shareholders not entitled to vote shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given.

7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT

    (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall:

    (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

    (b) Not vote the shares in favor of the proposed corporate action.

    (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

    (3) A shareholder who does not satisfy the requirements of subsection (1) or
(2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.  DISSENTERS' NOTICE

    (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

    (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

    (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

    (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

    (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

    (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

    (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

    (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

    (g) Be accompanied by a copy of this article.

7-113-204.  PROCEDURE TO DEMAND PAYMENT

    (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

    (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

    (b) Deposit the shareholder's certificates for certificated shares.

    (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

    (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

    (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.  UNCERTIFICATED SHARES

    (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

    (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.  PAYMENT

    (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

    (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

    (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

    (b) A statement of the corporation's estimate of the fair value of the shares;

    (c) An explanation of how the interest was calculated;

    (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

    (e) A copy of this article.

7-113-207.  FAILURE TO TAKE ACTION

    (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

    (1) The corporation may, in or withthe  dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

    (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209.  PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

    (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

    (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

    (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

    (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

    (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3

                          JUDICIAL APPRAISAL OF SHARES

7-113-301.  COURT ACTION

    (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

    (2) The  corporation  shall commence the proceeding  described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

    (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

    (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding commenced under subsection
(2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302.  COURT COSTS AND COUNSEL FEES

    (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

    (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             CEEE GROUP CORPORATION

                    PROXY -- SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 18, 1996

                  The undersigned, a shareholder of CEEE Group Corporation, a Colorado corporation (the "Company"), does hereby appoint Norman J. Hoskin and Richard Iamunno, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1996 Special Meeting of Shareholders of the Company to be held at 2200 Corporate Blvd., Suite 317, Boca Raton, Florida 33431 on Monday, November 18, 1996, at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1. TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE BY ADOPTION OF AN AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH THE COMPANY WILL BE MERGED WITH AND INTO A DELAWARE SUBSIDIARY WHOLLY-OWNED BY THE COMPANY, THEREBY, AMONG OTHER THINGS, (A) CHANGING THE NAME OF THE COMPANY TO ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD., (B) INCREASING THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK TO 110,000,000 SHARES, OF WHICH 100,000,000 WILL BE DESIGNATED AS COMMON STOCK, PAR VALUE $.001 PER SHARE ("COMMON STOCK") AND 10,000,000 SHARES WILL BE DESIGNATED AS PREFERRED STOCK, PAR VALUE $.001 PER SHARE ("PREFERRED STOCK") AND (C) AUTHORIZING THE RECEIPT BY THE HOLDERS OF THE COMPANY'S COMMON STOCK OF ONE SHARE FOR EACH THREE SHARES HELD BY THEM AS OF THE DATE OF THE MERGER.

                          FOR             AGAINST           ABSTAIN
                    ------         ------             ------

         2.       DISCRETIONARY AUTHORITY.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1 ABOVE, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE SPECIAL MEETING.



Dated
      -----------------------

                              (L.S.)
-----------------------------

                              (L.S.)
-----------------------------
          Signature(s)

NOTE:  YOUR  SIGNATURE  SHOULD APPEAR THE SAME AS YOUR NAME APPEARS  HEREON.  IN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH SIGNING. WHEN SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY MUST SIGN. WHEN A PROXY IS GIVEN BY A CORPORATION, IT SHOULD BE SIGNED BY AN AUTHORIZED OFFICER AND THE CORPORATE SEAL AFFIXED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.